Exhibit 99.1

FOR IMMEDIATE RELEASE

APRIL 18, 2019

Investor Relations: Kate Walsh, Vice President of Investor Relations, 214-721-9696, kate.walsh@enlink.com

Media Relations: Jill McMillan, Vice President of Public & Industry Affairs, 214-721-9271, jill.mcmillan@enlink.com

EnLink Midstream Declares Quarterly Distribution for First Quarter 2019

ENLC continues declared distribution growth

DALLAS, April 18 — EnLink Midstream, LLC (NYSE: ENLC) (EnLink) today announced a quarterly declared distribution for the first quarter of 2019.

The ENLC Board of Directors declared a cash distribution of $0.279 per common unit for the first quarter of 2019, representing an increase that is consistent with the previously announced full-year 2019 guidance range of 5% to 10% growth over full-year 2018 declared distributions. The cash distribution for the first quarter of 2019 will be paid on May 14, 2019, to unitholders of record on April 29, 2019.

EnLink’s capital allocation priorities remain unchanged. EnLink’s long-term financial strategy centers around executing highly accretive growth projects, maintaining key financial metrics within target ranges, and returning value to stakeholders.

About EnLink Midstream

EnLink Midstream reliably operates a differentiated midstream platform that is built for long-term, sustainable value creation. EnLink’s best-in-class services span the midstream value chain, providing natural gas, crude oil, condensate, and NGL capabilities. Our purposely built, integrated asset platforms are in premier production basins and core demand centers, including the Permian Basin, Oklahoma, North Texas, and the Gulf Coast. EnLink’s strong financial foundation and commitment to execution excellence drive competitive returns and value for our employees, customers, and investors. Headquartered in Dallas, EnLink is publicly traded through EnLink Midstream, LLC (NYSE: ENLC). Visit www.EnLink.com to learn how EnLink connects energy to life.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of our management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this press release constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” and “expect” and similar expressions. Such forward-looking statements include, but are not limited to, statements about the amount, timing, and payment of distributions, guidance information regarding distributions, statements regarding the accretive nature of growth projects, maintaining key financial metrics within target ranges, and returning value to stakeholders, projected or forecasted financial and operating results, strategies, objectives, expectations, intentions, and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect our financial condition, results of operations, and cash flows include, without limitation, (a) potential conflicts of interest of Global Infrastructure Partners (“GIP”) with us and the potential for GIP to favor GIP’s own interests to the detriment of the unitholders, (b) GIP’s ability to compete with us and the fact that it is not required to offer us the opportunity to acquire additional assets or businesses, (c) a default under GIP’s credit facility could result in a change in control of us, could adversely affect the price of our common units, and could result in a default under our credit facility, (d) the dependence on Devon for a substantial portion of the natural gas and crude that we gather, process, and transport, (e) developments that materially and adversely affect Devon or other customers, (f) adverse developments in the midstream business may reduce our ability to make distributions, (g) continually competing for crude oil, condensate, natural gas, and NGL supplies and any decrease in the availability of such commodities, (h) decreases in the volumes that we gather, process, fractionate, or transport, (i) construction risks in our major development projects, (j) our ability to receive or renew required permits and other approvals, (k) changes in the availability and cost of capital, including as a result of a change in our credit rating, (l) operating hazards, natural disasters, weather-related issues or delays, casualty losses, and other matters beyond our control, (m) impairments to goodwill, long-lived assets and equity method investments, and (n) the effects of existing and future laws and governmental regulations, including environmental and climate change requirements and other uncertainties.  These and other applicable uncertainties, factors, and risks are described more fully in EnLink Midstream Partners, LP’s and EnLink Midstream, LLC’s filings (collectively, “EnLink Midstream”) with the Securities and Exchange Commission, including EnLink Midstream Partners, LP’s and EnLink Midstream, LLC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Neither EnLink Midstream Partners, LP nor EnLink Midstream, LLC assumes any obligation to update any forward-looking statements.

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